CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (4,177)	$ 7,164	$ 12,126
Other comprehensive income (loss), net of tax - Unrealized gains (loss) on cash flow hedges	1,543	(1,062)	724
Total comprehensive income (loss)	$ (2,634)	$ 6,102	$ 12,850